Exhibit 10.3

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

Principal Amount: $203,072	Issue Date: March 10, 2026

Harry Kahn Associates, Inc.

Promissory Note

FOR VALUE RECEIVED, pursuant to the terms and conditions of this Promissory Note (this “Note”), Harry Kahn Associates, Inc., a New York corporation (the “Company”), hereby promises to pay to the order of ) ConnectM Technology Solutions, Inc., a Delaware corporation (the “Holder”), on the first annual anniversary of the Issue Date as set forth above, or earlier as required pursuant to the terms herein (as applicable, the “Maturity Date”), the principal amount as set forth above (the “Principal Amount”), and to pay interest on the outstanding Principal Amount at the rate of 8% per annum, simple interest. Interest shall commence accruing on the date hereof (the “Issue Date”), computed on the basis of a 365-day year and the actual number of days elapsed, and shall be payable as set forth herein. The Holder and the Company may be referred to herein individually as a “Party” and collectively as the “Parties”.

This Note is entered into pursuant to an Exchange Agreement by and between the Company, the Holder and certain other parties, dated as the Issue Date as set forth above (the “Agreement”) and is subject to the terms and conditions thereof.

This Note is not a certificate of deposit or similar obligation of, and is not guaranteed or insured by, any depository institution, the Federal Deposit Insurance Corporation, the Securities Holder Protection Corporation or any other governmental or private fund or entity.

The following terms shall apply to this Note:

Section 1.       Interest; Late Fees; Prepayment.

(a)            Interest shall accrue on the Principal Amount, to the extent not earlier repaid, at the Interest Rate. No payments of the Principal Amount or accrued interest (collectively, the “Indebtedness”) shall be due and payable prior to the Maturity Date, other than as set forth in Section 2, provided that such amounts may be prepaid at the option of the Company, as set forth in Section 1(c).

(b)            To the extent not prepaid by the Company as set forth herein prior to the Maturity Date, the Indebtedness shall be due and payable in full on the Maturity Date or such earlier date as set forth herein.

(c)            The Company may prepay all or any portion of the Indebtedness at any time without penalty.

(d)            Interest on this Note shall accrue on a simple interest, non-compounded basis, and shall be added to the Principal Amount on the Maturity Date or such earlier date as the Indebtedness may be paid hereunder or may be due hereunder pursuant to the terms herein. In the event that any amount due hereunder is not paid as and when due, such amounts shall accrue interest at the rate of 15% per year, simple interest, non-compounding, until paid.

(e)            Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day. “Business Day” means any day except Saturday, Sunday and any legal holiday or a day on which banking institutions in the State of Delaware generally are authorized or required by Law or other governmental actions to close.

Section 2.       Events of Default.

(a)            The Holder may elect to declare an “Event of Default” if any of the following conditions or events shall occur and be continuing:

(i)	the Company fails to pay the then-outstanding principal amount and accrued interest on this Note on any date any such amounts become due and payable, and any such failure is not cured within ten Business Days of written notice thereof by Holder;

(ii)	the Company fails to comply in any material respect with any other covenant or agreement in this Note and any such failure is not cured within ten Business Days of written notice thereof by Holder;

(iii)	the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator; (ii) make a general assignment for the benefit of the Company’s creditors; or (iii) commence a voluntary case under the U.S. Bankruptcy Code as now and hereafter in effect, or any successor statute; or

(iv)	a proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (1) liquidation, reorganization or other relief with respect to it or its assets or the composition or readjustment of its debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of any substantial part of its assets, and, in each case, such proceedings or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days, if in the United States, or 90 days, if outside of the United States; or an order for relief against the Company shall be entered in an involuntary case under any bankruptcy, insolvency, composition, readjustment of debt, liquidation of assets or similar Law of any jurisdiction.

(b)            Consequences of Events of Default. If an Event of Default has occurred and is continuing (i) the Holder may, by notice to the Company, declare all or any portion of the then outstanding principal amount of the Note, together with all accrued and unpaid interest thereon, due and payable, and the Note shall thereupon become, immediately due and payable in cash and (ii) the Holder shall have the right to pursue any other remedies that the Holder may have under applicable Law.

Section 3.       Notices. Any notice or other communications required or permitted hereunder shall be in writing and shall be given in accordance with the provisions of the Agreement.

Section 4.       Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of this Note, and of the ownership hereof reasonably satisfactory to the Company.

Section 5.       Governing Law, Etc.

(a)            This Note, and any and all claims, proceedings or causes of action relating to this Note or arising from this Note or the transactions contemplated herein (the “Transactions”), including, without limitation, tort claims, statutory claims and contract claims, shall be interpreted, construed, governed and enforced under and in accordance with the substantive and procedural Laws of the State of Delaware in each case as in effect from time to time and as the same may be amended from time to time, without giving effect to the principles of conflicts of law of the State of Delaware or any other State or jurisdiction, and as applied to contracts to be wholly performed within the State of Delaware.

(b)            ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE INSTITUTED SOLELY IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF MASSACHUSETTES, IN EACH CASE LOCATED IN MIDDLESEX COUNTY, MASSACHUSETTES, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)           EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS, THE PERFORMANCE THEREOF OR THE FINANCINGS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 5(c). Each of the Parties acknowledge that each has been represented in connection with the signing of the waiver in THIS Section 5(c) by independent legal counsel selected by the respective Party and that such Party has discussed the legal consequences and import of this waiver with legal counsel. Each of the Parties further acknowledge that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

Section 6.       Miscellaneous.

(a)            Definitions. Capitalized terms used herein without definition shall have the meanings set forth in the Agreement.

(b)            Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Note or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorneys’ fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

(c)            Amendments; No Waivers; No Third-Party Beneficiaries.

(i)	Other than as specifically set forth herein, this Note may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by both of the Parties.

(ii)	Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at Law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by another Party shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

(iii)	Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Note. No exercise of any right or remedy with respect to a breach of this Note shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(D)            No Consequential or Punitive Damages. Notwithstanding anything else contained herein, no Party shall seek, nor shall any Party be liable for, consequential, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Note or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

(e)            Expenses. Unless otherwise contemplated or stipulated by this Note or the Agreement, all costs and expenses incurred in connection with this Note shall be paid by the Party incurring such cost or expense.

(f)            Further Assurances. Each Party shall execute and deliver such documents and other papers and take such further action as may be reasonably required to carry out the provisions of this Note.

(g)            Successors and Assigns; Benefit. This Note shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party shall have any power or any right to assign or transfer, in whole or in part, this Note, or any of its rights or any of its obligations hereunder, including, without limitation, any right to pursue any claim for damages pursuant to this Note or the transactions contemplated herein, or to pursue any claim for any breach or default of this Note, or any right arising from the purported assignor’s due performance of its obligations hereunder, without the prior written consent of the other Party and any such purported assignment in contravention of the provisions herein shall be null and void and of no force or effect. Nothing in this Note shall confer on any Person other than the Parties, and their respective successors and assigns, any rights, remedies, obligations, or Liabilities under or by reason of this Note.

(h)            Transfers of Note to Comply with the Securities Act. In addition to the other provisions herein and in the Agreement, the Holder agrees that this Note may not be assigned, sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person whom the Note may legally be transferred without registration and without delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 6(h) with respect to any resale or other disposition of the Note; and (b), with respect to any sale, transfer or disposition of this Note, only if the Company agrees in a writing executed by the Company, which agreement the Company may withhold in its sole discretion, as set forth in Section 6(g).

(i)            Severability. If any provision of this Note is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Note shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner adverse to any Party. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Note so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

(j)            Entire Agreement. This Note, the Agreement and the other Transaction Documents to which the Parties are a party constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

(k)            Specific Performance. Each Party agrees that irreparable damage would occur if any provision of this Note were not performed in accordance with the terms hereof and that each Party shall be entitled to seek specific performance of the terms hereof in addition to any other remedy at Law or in equity.

(l)            Construction. The headings contained in this Note are for reference purposes only and will not affect in any way the meaning or interpretation of this Note. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Note as a whole and not to any particular Section or clause of this Note.

(m)            Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(n)            Currency. All dollar amounts are in U.S. dollars.

(o)            Counterparts. This Note may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the Issue Date.

Harry Kahn Associates, Inc.

By:
Name:	William F. Muma
Title:	Chief Executive Officer

Agreed and accepted:

ConnectM Technology Solutions, Inc.

By:
Name:	Bhaskar Panigrahi
Title:	Chief Executive Officer